William F. Glavin, Jr.                                    [OppenheimerFunds Logo]

Chairman, President and      OppenheimerFunds, Inc.

Chief Executive Officer      Two World Financial center

     225 Liberty Street

     New York, NY 10281-1008

          oppenheimerfunds.com

               December 9, 2011

Dear Oppenheimer Principal Protected Main Street Fund III® Shareholder:

The Board of Trustees of your Fund, Oppenheimer Principal Protected Main Street Fund III (“Principal Protected Main Street Fund III” or the “Fund”), unanimously approved the reorganization (the “Reorganization” ) of your fund with and into Oppenheimer Main Street Fund (“Main Street Fund”) and voted to recommend its approval by shareholders. A shareholder meeting has been scheduled for January 13, 2012, and all Principal Protected Main Street Fund III shareholders of record on October 28, 2011 are being asked to vote on the Reorganization. Enclosed, you will find a combined prospectus and proxy statement detailing the proposal, a ballot card, an Oppenheimer Main Street Fund prospectus, and a postage-paid return envelope for voting by mail.

It can be expensive for the Fund to remail ballots if not enough responses are received to conduct the scheduled meeting. We will commence a phone solicitation campaign asking you to vote and offering you assistance with the voting process. Please vote your shares.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You may also vote by telephone or Internet by following the instructions on the proxy ballot. Using a touch-tone telephone or the Internet to cast your vote saves you time and helps reduce the Fund’s expenses. If you vote by phone or Internet, you do not need to mail the proxy ballot. In the absence of sufficient votes to approve the Reorganization, the meeting will be adjourned until such time that quorum may be reached.

Why does the Board of Trustees recommend this Reorganization?

The Board of Trustees determined that the Reorganization would be in the best interests of shareholders of the Fund and that the Fund would not experience any dilution as a result of the Reorganization. Shareholders of Principal Protected Main Street Fund III could expect to benefit from being invested in a Fund, Main Street Fund, with a lower effective management fee rate as compared to the post-Warranty Period management fee rate of Principal Protected Main Street Fund III, as well as having a management fee with the benefit of breakpoints that may reduce the effective management fee rate further as assets grow. Additionally, the Manager believes that Main Street Fund has greater prospects for attracting new assets than Principal Protected Main Street Fund III would have as a standalone fund because of Main Street Fund’s lower management fee and significantly larger asset base. As a result, the Main Street Fund would offer shareholders an opportunity to benefit from potential economies of scale that could result from the larger asset size and lower expenses.

Your Fund’s Warranty period will end on the Maturity Date of December 16, 2011. In accordance with the Prospectus of Principal Protected Main Street Fund III, during the post-Warranty Period, which will commence immediately following the Warranty Period, the Fund is expected to invest solely in Class Y shares of Main Street Fund.  If the Reorganization is not approved by shareholders of Principal Protected Main Street Fund III, then the Fund will continue as a standalone fund investing in Class Y shares of Main Street Fund.

Please read the enclosed combined prospectus and proxy statement for complete details on the Reorganization. Of course, if you have any questions, please contact your financial advisor, or call us at 866-796-7172. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

Sincerely,

[Bill Glavin signature]

Enclosures

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008

©2010 OppenheimerFunds Distributor, Inc. All rights reserved.

XP0771.002.1211 [December 9, 2011]

TAG ID:          CUSIP: 123456789

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OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III®

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 13, 2012

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Stephanie Bullington and Randy G. Legg, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Principal Protected Main Street Fund III® (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on January 13, 2012, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying combined Prospectus and Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature                    Date

____________________________________________________________
Signature (if held jointly)               Date

__________________________________________
Title if a corporation, partnership or other entity

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▲FOLD HERE - PLEASE DO NOT TEAR▲

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

Three simple methods to vote your proxy:

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[GRAPHIC OMITTED][OBJECT OMITTED] 1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

[OBJECT OMITTED] Control Number:
2. Touchtone Phone: [OBJECT OMITTED]	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.us. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:          CUSIP: 123456789

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OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III®

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 13, 2012

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-796-7172. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

This proxy will be governed by and construed in accordance with the laws of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.

 To approve an Agreement and Plan of Reorganization between Principal Protected Main Street Fund III and Oppenheimer Main Street Fund® (“Main Street Fund”), and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Principal Protected Main Street Fund III to Main Street Fund in exchange for Class A, Class B, Class C and Class N shares of Main Street Fund; (b) the distribution of shares of Main Street Fund to the corresponding Class A, Class B, Class C and Class N shareholders of Principal Protected Main Street Fund III in complete liquidation of Principal Protected Main Street Fund III; and (c) the cancellation of the outstanding shares of Principal Protected Main Street Fund III (all of the foregoing being referred to as the “Proposal”).

		□	□	□

2.	To act upon such other matters as may properly come before the Meeting.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.
WE URGE YOU TO VOTE PROMPTLY.

Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund. Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated. Thank you for voting.

TAG ID:     BAR CODE     CUSIP: 123456789